 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018
____________________

NOVUME SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55833	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2018, the board of directors (the “Board”) of Novume Solutions, Inc. (the “Company”) appointed David Hanlon as a member of the Board, with such appointment to take effect immediately. Mr. Hanlon is expected to serve on the Board’s Governance Committee and Compensation Committee.

Mr. Hanlon was appointed to fill the vacancy created by the resignation of Professor Marta Tienda, who resigned as a Director on November 5, 2018.

Mr. Hanlon, age 73, is a founding principal of Executive Hospitality Partners, a strategic and asset management firm founded in 2013. Since 2008, Mr. Hanlon has served as CEO of Hanlon Investments which provides project development consulting services to casinos, hotels and resorts. Mr. Hanlon has led several companies, including Rio Suites Hotel Casino, Resorts International, Harrah’s Atlantic City, and Caesars World, spearheading growth and profitability as the gaming industry began rapid expansion. Mr. Hanlon holds a BS in Hotel Administration from Cornell, earned an MBA in Finance and an MS in Accounting from The Wharton School, and graduated from the Advanced Management Program at the Harvard Business School.

The Board has determined that Mr. Hanlon is an independent director within the meaning of NASDAQ Rule 5605.

Mr. Hanlon’s compensation for his services as a director will be consistent with that of the Company’s other nonemployee directors. Effective upon his appointment, Mr. Hanlon was granted fully-vested options to purchase 48,499 shares of common stock, par value $0.0001 per share, of the Company at a strike price of $0.73 per share. The options were granted pursuant to the Company’s 2017 Equity Award Plan and expire on November 5, 2028.

There are no arrangements or understandings between Mr. Hanlon and any other persons pursuant to which he was selected as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation SK.

Item 8.01. Other Events.

On November 6, 2018, the Company issued a press release announcing the appointment of David Hanlon, as a member of the Board. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description
99.1	Press release dated November 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novume Solutions, Inc.
(Registrant)

Date: November 6, 2018	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer

3